                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                                                     VALUE FUND

                                                    SEMI-ANNUAL

                                                       REPORT

                                                 SEPTEMBER 30, 1999

                                            ONE PACIFIC PLACE, SUITE 600
                                                1125 SOUTH 103 STREET
                                             OMAHA, NEBRASKA 68124-6008

                                                    402-391-1980
                                                    800-232-4161
                                                  402-391-2125 FAX

                                                 www.weitzfunds.com

                 (This page has been left blank intentionally.)

                      WEITZ SERIES FUND, INC.--VALUE FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Value Fund's performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended September 30, 1999, calculated in accordance with SEC standardized formulas.

                        VALUE OF      VALUE OF       VALUE OF
                        INITIAL      CUMULATIVE     CUMULATIVE    TOTAL        ANNUAL
                        $25,000     CAPITAL GAIN    REINVESTED   VALUE OF      RATE OF
    PERIOD ENDED       INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES       RETURN
    ------------       ----------   -------------   ---------     ------       ------

May 9, 1986             $25,000            --             --     $25,000               --
Dec. 31, 1986            25,863            --             --      25,863              3.5%+
Dec. 31, 1987            24,253           264          1,205      25,722             -0.5
Dec. 31, 1988            27,430           299          2,223      29,952             16.5
Dec. 31, 1989            30,763         2,103          3,701      36,567             22.1
Dec. 31, 1990            28,040         2,112          4,500      34,652             -5.2
Dec. 31, 1991            33,940         3,811          6,475      44,226             27.6
Dec. 31, 1992            36,350         6,019          7,884      50,253             13.6
Dec. 31, 1993            42,010         9,114          9,199      60,323             20.0
Dec. 31, 1994            36,075        10,414          7,899      54,388             -9.8
Dec. 31, 1995            45,955        17,447         11,855      75,257             38.4
Dec. 31, 1996            51,478        24,054         13,792      89,324             18.7
Dec. 31, 1997            62,878        42,824         18,398     124,100             38.9
Dec. 31, 1998            72,675        65,163         22,181     160,019             28.9
Sept. 30, 1999           80,375        75,851         24,886     181,112             13.2++

The fund's average annual total return for the one, five and ten year periods ending September 30, 1999, was 27.2%, 25.9% and 17.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $49,433, and the total amount of income distributions reinvested was $11,221. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86
++Return is for the period 1/1/99 through 9/30/99

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                    SEPTEMBER 30, 1999 - SEMI-ANNUAL REPORT

                                                          October 4, 1999

Dear Fellow Shareholder:

      In the 3rd quarter of 1999, the Value Fund declined by 2.9% (after expenses), while the S&P 500 fell by 6.2%. This brings our gain for the year to +13.2% vs. +5.4% for the S&P 500.

      The table below shows the fund's returns over various intervals and compares it to the performances of the S&P 500 (very large companies), the Russell 2000 (an index of smaller company stocks), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assume reinvestment of dividends and are calculated after deducting expenses.

                                                1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                               --------         --------         --------         --------
VALUE FUND                                       27.2%            29.2%            25.9%            17.3%
S&P 500 Index                                    27.8             25.1             25.0             16.8
Russell 2000 Index                               19.2              8.7             12.4             10.9
Average Growth and Income Fund                   20.6             17.3             19.0             13.5

PORTFOLIO REVIEW

      Stocks in general have been weaker than the major market indexes would indicate. More than half of the S&P 500 stocks are down for the year, the average stock is down over 20% from its 1999 high, and so on. Our total return through September has held up primarily because of strength in our media and telecommunications stocks, but many of our financial service and real estate stocks have been very weak. I don't think this is really bad news, because the (presumably temporary) decline creates opportunity for us.

      We went into the 3rd quarter with very high cash and other reserves (31%), and during the quarter, our fund received net new funds from investors of over $150 million. As the market weakened, we bought more of several of our favorite stocks and added a few new companies to the portfolio. In addition to deploying the new cash, we reduced our reserves to 20% of the portfolio.

      I have no idea where the bottom of the current decline will be -- I would not be surprised by a further correction of the excesses of the '90's -- but I feel very good about the stocks in our portfolio. Here are some examples:

BANKS -- Greenpoint, Golden State, and Washington Mutual are large, profitable, growing banks selling at about 7 times next year's earnings per share and buying back their own stock. With modest earnings growth and some P/E multiple expansion, 50% total returns over the next 2-3 years seem like a realistic possibility. Several other banks in our portfolio have similar potential.

REAL ESTATE -- Host Marriott, Hilton, Forest City, and Catellus are all selling at discounts to the current liquidation values of their underlying real estate, and each is generating strong cash flows that are available for dividends, acquisitions, and stock buybacks. Host Marriott is a real estate investment trust (REIT) that owns luxury and full-service hotels such as Ritz Carlton, Four Seasons, Marriott, and Hyatt. Their properties could probably be sold for $13-15 per share with one phone call, yet the stock sells for about $9. The $.84 dividend is well covered and provides a 9% current yield, and the underlying value of the business is growing. The other three companies are not REITs and do not pay large dividends, but the degrees of under-valuation are similar. In each case, the expectation of a total return of 50% over the next 2-3 years does not seem outlandish.

MORTGAGE BANKING -- Countrywide Credit has two parts to its business -- creating mortgages and servicing mortgages. Creating mortgages, to finance a home purchase or to refinance an existing mortgage, generates one-time origination fee income. Servicing involves collecting monthly payments and dealing with escrow accounts, and generates a stream of fee income over the life of the mortgage. Higher interest rates generally mean lower mortgage creation activity, thus lower origination fees, but it also means that existing mortgages remain outstanding longer so the value of the servicing "annuity" rises. As interest rates have risen in recent months, investors have focused on the negative side of this equation and ignored the positive, so Countrywide has declined from over $50 per share (where we had been sellers) to a recent $32. At this level, Countrywide sells at under 9 times this year's expected earnings and we have added significantly to our position in the low- to mid-30's. Other mortgage bankers which focus on originations, such as New Century Financial and Resource Bancshares Mortgage, are more adversely affected by higher rates, but both stocks are so severely depressed that they ought to be good contributors to our future results from today's prices.

OTHER FINANCIAL SERVICES -- Fears of higher interest rates, a slower economy, a weaker stock market, etc. have depressed several others of our financial services companies. United Asset Management is a holding company of investment management businesses whose stock sells for about 50-60% of its value in a takeover. It has operating problems that I believe are fixable, and it is buying in its own stock very aggressively. Berkshire Hathaway has fallen from over $80,000 per share to under $55,000 over the past 18 months, and now sells very close to its adjusted book value and well below its intrinsic business value. Redwood Trust sells at $13, while its portfolio has a liquidation value of $22, and its management is very intelligent, motivated, and shareholder-oriented. It has become a relatively small position in our portfolio since we own as many shares as the company's by-laws permit and our portfolio has grown while its price has shrunk. However, the risk-reward equation for Redwood and several other smaller financial companies appears to be very favorable.

UTILITIES -- Western Resources (WR) is an electric utility that has been tangled in a merger transaction with Kansas City Power and Light (KLT) for several years. During this period, regulators and politicians have complicated the process, and WR's earning power has been obscured by losses in its home security subsidiary. Western also owns over $12 per WR share of ONEOK and Hanover Compressor securities. We believe that the aggregate value of WR's assets is considerably greater than its current price of $21. In the meantime, we receive a large dividend. Citizens Utilities is also a company with great assets, selling at a significant discount to their underlying value, whose management has announced plans to restructure the company in order to recognize value. This is the same management that built and sold Century Communications and Centennial Cellular, which have contributed a significant portion of our fund's performance over the past several years.

CABLE TELEVISION AND CELLULAR TELEPHONE -- We have lost many of our cable and cellular stocks to takeovers, and those that remain are not as cheap as they used to be. Nevertheless, they are strong companies with good futures. Our favorite is Liberty Media. It is a fabulous collection of programming and other media assets, managed by John Malone. The recent FORBES cover story on Malone does a great job of explaining our attraction to Liberty.

CASH RESERVES AND MARKET TIMING -- While our cash reserves are at new lows for the year, at 20%, they are still high by mutual fund standards. Some define market timing as holding cash positions of over 5-10%. I don't agree. From my point of view, market timing is selling stocks that one likes at current prices in hopes of being able to buy them back cheaper after an expected general market decline. Holding cash in lieu of buying fully valued or over-priced stocks is not market timing, in my opinion, but the essence of value investing. Whatever your point of view on the semantics, shareholders should know that I will hold cash at times.

OUTLOOK

      As I have said regularly, there are many signs of speculative excess and naive "investment" behavior that cry out for a harsh dose of reality in the form of a market correction or bear market. However, it may not happen that way. Individual stocks and groups of stocks have already taken terrible beatings for seemingly minor offenses, such as "missing" a quarterly earnings estimate by a penny per share. The supply of credit available for speculative or over-leveraged business ventures has dried up considerably since the summer of 1998. Some investors are at least BEGINNING to raise questions about the Internet Emperors' new clothes. Fears of recession and/or higher interest rates have caused many stocks (such as the financial and real estate companies mentioned above) to drop sharply in anticipation of bad news. Maybe this "rolling correction" will take the place of an old-fashioned bear market. I don't know.

      What I do know is that over the past 25 years, buying good businesses at reasonable prices has worked well. I feel very good about our portfolio's potential for long-term returns, and I believe that these stocks will serve us well over the years, as long as we have patience.

                                                       Sincerely,

                                                       /S/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              COMMON STOCKS -- 78.6%
              AUTO SERVICES -- 0.4%
    645,100   Insurance Auto Auctions, Inc.*                              $    7,525,098    $    9,595,863
                                                                          --------------    --------------

              BANKING -- 13.6%
    165,300   Astoria Financial Corp.                                          6,107,297         5,082,975
     25,000   Cohoes Bancorp, Inc.*                                              281,875           290,625
  1,887,320   Commercial Federal Corp.                                        41,896,256        37,038,655
    465,000   East West Bancorp, Inc.                                          4,439,375         5,521,875
     67,500   First Federal Bankshares, Inc.                                     672,813           615,938
    646,000   First Place Financial Corp.                                      6,915,938         7,348,250
  4,718,900   Golden State Bancorp, Inc.*                                     93,627,036        84,645,269
  1,999,900   Greenpoint Financial Corp.                                      55,220,904        53,122,344
    343,300   Local Financial Corp.*                                           3,191,222         3,175,525
  1,556,700   North Fork Bancorporation, Inc.                                 29,579,628        30,355,650
    105,000   Roslyn Bancorp, Inc.                                             1,805,000         1,876,875
    220,000   South Jersey Financial Corp., Inc.*                              2,384,433         3,176,250
    400,000   Troy Financial Corp.*                                            3,977,744         4,325,000
    616,000   U.S. Bancorp                                                    19,589,126        18,595,500
    447,000   Virginia Capital Bancshares, Inc.                                5,719,344         6,649,125
  1,916,000   Washington Mutual, Inc.                                         68,075,669        56,043,000
                                                                          --------------    --------------
                                                                             343,483,660       317,862,856
                                                                          --------------    --------------
              CABLE TELEVISION -- 5.0%
    415,700   Adelphia Communications Corp. CL A*                             13,774,999        24,448,356
  1,342,000   Century Communications Corp. CL A*                               7,924,704        61,228,750
    175,000   Comcast Corp. Special CL A                                         835,050         6,978,125
    344,000   MediaOne Group, Inc.*                                            9,567,697        23,499,500
                                                                          --------------    --------------
                                                                              32,102,450       116,154,731
                                                                          --------------    --------------
              CONSUMER PRODUCTS AND SERVICES -- 1.4%
    679,400   American Classic Voyages Co.*                                   11,028,863        15,583,737
    622,350   LabOne, Inc.                                                     8,611,762         5,834,531
      4,875   Lady Baltimore Foods, Inc. CL A                                    227,781           301,031
  2,744,000   Protection One, Inc.                                            14,948,651        10,976,000
                                                                          --------------    --------------
                                                                              34,817,057        32,695,299
                                                                          --------------    --------------
              FEDERAL AGENCIES -- 3.6%
     75,000   Fannie Mae                                                       1,270,544         4,701,562
     90,000   Freddie Mac                                                        385,147         4,680,000
  1,735,900   SLM Holding Corp.                                               61,023,762        74,643,700
                                                                          --------------    --------------
                                                                              62,679,453        84,025,262
                                                                          --------------    --------------

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              FINANCIAL SERVICES -- 9.5%
  1,357,300   Allied Capital Corp.                                        $   23,911,458    $   30,454,419
    350,000   American Capital Strategies, Ltd.                                5,950,000         6,475,000
        160   Berkshire Hathaway, Inc. CL A*                                   4,906,000         8,800,000
     37,965   Berkshire Hathaway, Inc. CL B*                                  80,893,995        70,463,040
     79,205   Heller Financial, Inc.                                           2,136,576         1,782,113
  2,835,500   Imperial Credit Industries, Inc.*                               37,083,542        12,405,312
  1,541,850   The PMI Group, Inc.                                             44,124,709        63,023,119
     30,000   PS Group Holdings, Inc.                                            117,625           318,750
  1,457,700   United Asset Management Corp.                                   34,100,034        28,060,725
    300,000   United Panam Financial Corp.*                                    2,019,813           581,250
                                                                          --------------    --------------
                                                                             235,243,752       222,363,728
                                                                          --------------    --------------
              INFORMATION AND DATA PROCESSING -- 1.1%
  1,055,600   Data Transmission Network Corp.*                                23,690,812        26,324,025
    180,000   Intelligent Systems Corp.*                                         380,869           427,500
                                                                          --------------    --------------
                                                                              24,071,681        26,751,525
                                                                          --------------    --------------
              LODGING AND GAMING -- 5.1%
    546,000   Harrah's Entertainment, Inc.*                                    7,985,042        15,151,500
  4,310,900   Hilton Hotels Corp.                                             48,839,486        42,570,137
    709,000   Mandalay Resort Group*                                           9,086,282        14,002,750
  3,841,500   Park Place Entertainment Corp.*                                 23,557,302        48,018,750
                                                                          --------------    --------------
                                                                              89,468,112       119,743,137
                                                                          --------------    --------------
              MEDIA AND ENTERTAINMENT -- 8.1%
  3,404,536   AT&T Corp. -- Liberty Media Group A*                            56,836,073       126,393,399
    221,270   Chris-Craft Industries, Inc.*                                    9,212,917        12,418,779
     58,700   Daily Journal Corp.*                                             1,306,716         2,149,888
    300,000   Gabelli Global Multimedia Trust, Inc.                            2,071,150         4,350,000
  1,020,300   Valassis Communications, Inc.*                                  19,286,704        44,829,431
                                                                          --------------    --------------
                                                                              88,713,560       190,141,497
                                                                          --------------    --------------
              MORTGAGE BANKING -- 6.2%
  2,896,300   Countrywide Credit Industries, Inc.                            103,936,234        93,405,675
    610,000   Franchise Mortgage Acceptance Co.*                               5,403,270         4,346,250
  2,252,000   Long Beach Financial Corp.*                                     30,856,433        35,750,500
    253,000   New Century Financial Corp.*                                     2,418,625         4,459,125
  1,380,400   Resource Bancshares Mtg. Grp., Inc.                             18,271,246         6,858,862
    391,606   WMF Group, Limited*                                              2,762,590         1,346,146
                                                                          --------------    --------------
                                                                             163,648,398       146,166,558
                                                                          --------------    --------------
              PRINTING SERVICES -- 0.4%
    755,100   Mail-Well, Inc.*                                                10,239,505        10,477,012
                                                                          --------------    --------------

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              REAL ESTATE AND CONSTRUCTION -- 1.9%
  2,738,100   Catellus Development Corp.*                                 $   36,374,181    $   32,172,675
    545,600   Forest City Enterprises, Inc. CL A                              11,075,278        12,173,700
     30,000   Syntroleum Corp.*                                                   95,750           211,875
                                                                          --------------    --------------
                                                                              47,545,209        44,558,250
                                                                          --------------    --------------
              REAL ESTATE INVESTMENT TRUSTS -- 4.9%
  1,571,500   Capital Automotive REIT                                         20,768,123        19,447,312
    416,000   Dynex Capital, Inc.                                             11,646,215         2,808,000
  1,287,980   Fortress Investment Corp.                                       24,946,570        21,895,660
    301,300   Hanover Capital Mortgage Holdings, Inc.                          3,265,468         1,205,200
     72,000   Healthcare Financial Partners Units**                            7,200,000         7,200,000
  3,980,000   Host Marriott Corp.                                             36,744,272        37,810,000
    465,000   IMPAC Mortgage Holdings, Inc.                                    6,666,907         2,150,625
    576,200   Imperial Credit Commercial Mtg. Inv. Corp.                       6,080,510         6,338,200
    475,000   NovaStar Financial, Inc.                                         7,282,611         1,662,500
  1,198,117   Redwood Trust, Inc.                                             28,274,792        15,500,639
                                                                          --------------    --------------
                                                                             152,875,468       116,018,136
                                                                          --------------    --------------
              RESTAURANTS -- 0.5%
    690,200   CBRL Group, Inc.                                                11,149,531        10,698,100
                                                                          --------------    --------------
              RETAIL DISCOUNT -- 0.9%
    930,000   Consolidated Stores Corp.*                                      14,741,665        20,518,125
                                                                          --------------    --------------
              TELECOMMUNICATIONS -- 10.4%
    236,800   Alltel Corp.                                                     5,730,786        16,664,800
    362,000   Centennial Cellular Corp. CL A*                                  4,043,194        16,448,375
    561,000   Corecomm, Limited*                                               3,350,600        18,477,938
  1,524,500   Telephone and Data Systems, Inc.                                64,605,265       135,394,656
    845,700   United States Cellular Corp.*                                   30,975,659        57,507,600
                                                                          --------------    --------------
                                                                             108,705,504       244,493,369
                                                                          --------------    --------------
              UTILITIES -- 5.6%
  6,473,700   Citizens Utilities Co. CL B *                                   65,216,773        73,233,731
     24,100   Empire District Electric Co.                                       615,996           616,056
    325,000   Kansas City Power and Light Co.                                  7,531,875         7,860,938
  2,338,200   Western Resources Inc.                                          59,701,491        49,979,025
                                                                          --------------    --------------
                                                                             133,066,135       131,689,750
                                                                          --------------    --------------
                      Total Common Stocks                                  1,560,076,238     1,843,953,198
                                                                          --------------    --------------

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              WARRANTS -- 0.0%
    338,100   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00       $       42,263    $       21,131
    350,000   NovaStar Financial, Inc., Expiring 2/03/01                         175,000            43,750
                                                                          --------------    --------------
                      Total Warrants                                             217,263            64,881
                                                                          --------------    --------------

              CONVERTIBLE PREFERRED STOCKS -- 0.6%
  2,100,000   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative             14,700,000        14,700,000
                                                                          --------------    --------------

              NON-CONVERTIBLE PREFERRED STOCKS -- 0.1%
     15,000   Crown American Realty Trust 11% Pfd. Series A                      667,500           618,750
     30,000   Prime Retail, Inc. 10.5% Pfd. Series A                             645,000           510,000
     34,000   RB Asset, Inc. 15.0% Pfd. Series A                                 845,750           510,000
                                                                          --------------    --------------
                      Total Non-Convertible Preferred Stocks                   2,158,250         1,638,750
                                                                          --------------    --------------

   FACE
  AMOUNT
-----------
              CORPORATE BONDS -- 0.3%
$ 4,500,000   USA Networks, Inc. 7.0% 7/01/03                                  4,420,672         4,359,375
    750,000   Local Financial Corp. 11.0% 9/08/04                                750,000           776,250
  2,000,000   Harcourt General 6.5% 5/15/11                                    1,943,730         1,830,000
                                                                          --------------    --------------
                      Total Corporate Bonds                                    7,114,402         6,965,625
                                                                          --------------    --------------

              U.S. GOVERNMENT AND AGENCY SECURITIES -- 4.2%
 15,000,000   U.S. Treasury Note 5.5% 3/31/00                                 14,993,449        15,032,820
  4,750,000   Fannie Mae 6.625% 7/12/00                                        4,750,259         4,781,060
 13,000,000   Federal Home Loan Bank 5.5% 7/14/00                             12,988,548        12,974,039
 40,000,000   Freddie Mac 5.0% 02/15/01                                       39,548,452        39,507,840
 17,500,000   Fannie Mae 5.88% 3/25/04                                        17,419,163        17,055,448
  3,000,000   Federal Home Loan Bank 6.04% 9/08/05                             3,000,000         2,897,058
  1,000,000   Federal Home Loan Bank 6.44% 11/28/05                            1,000,987           996,689
  6,000,000   Fannie Mae 6.56% 11/26/07                                        6,000,000         5,837,718
                                                                          --------------    --------------
                      Total U.S. Government and Agency Securities             99,700,858        99,082,672
                                                                          --------------    --------------

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                                       COST             VALUE
-----------                                                               --------------    --------------

              SHORT-TERM SECURITIES -- 16.9%
$60,652,945   Norwest U. S. Government Money Market Fund                  $   60,652,945    $   60,652,945
 49,250,000   U. S. Treasury Bill 11/04/99                                    49,040,942        49,043,002
 83,200,000   U. S. Treasury Bill 11/12/99                                    82,773,058        82,770,938
 25,000,000   Freddie Mac Discount Note 11/22/99                              24,811,302        24,815,100
 30,250,000   Fannie Mae 4.78% 11/30/99                                       30,248,169        30,219,085
 40,000,000   Freddie Mac Discount Note 12/09/99                              39,619,733        39,604,400
110,000,000   Freddie Mac Discount Note 1/27/00                              108,015,329       108,125,160
                                                                          --------------    --------------
                      Total Short-Term Securities                            395,161,478       395,230,630
                                                                          --------------    --------------
                      Total Investments in Securities                     $2,079,128,489     2,361,635,756
                                                                          ==============    --------------
              Other Liabilities in Excess of Other Assets -- (0.7%)                            (17,152,763)
                                                                                            --------------
                      Total Net Assets -- 100%                                              $2,344,482,993
                                                                                            ==============
                      Net Asset Value Per Share                                             $        32.15
                                                                                            ==============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $2,079,128,489)   $2,361,635,756
    Accrued interest and dividends receivable                      4,454,360
    Receivable for securities sold                                 4,070,887
                                                              --------------
            Total assets                                       2,370,161,003
                                                              --------------

Liabilities:
    Due to adviser                                                 2,128,063
    Payable for securities purchased                              23,221,480
    Other liabilities                                                328,467
                                                              --------------
            Total liabilities                                     25,678,010
                                                              --------------

Net assets applicable to outstanding capital stock            $2,344,482,993
                                                              ==============

Net assets represented by:
    Additional paid-in capital (note 4)                        2,006,413,158
    Accumulated undistributed net investment income               13,769,080
    Accumulated undistributed net realized gains                  41,793,488
    Net unrealized appreciation of investments (note 5)          282,507,267
                                                              --------------
            Total representing net assets applicable to
             shares outstanding                               $2,344,482,993
                                                              ==============

Net asset value per share of outstanding capital stock
 (72,915,435 shares outstanding)                              $        32.15
                                                              ==============

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Investment income:
    Dividends                                                               $10,486,708
    Interest                                                                 16,108,253
                                                                            -----------

            Total investment income                                          26,594,961
                                                                            -----------

Expenses (note 3):
    Investment advisory fee                                                  10,778,275
    Administrative fee                                                        1,399,691
    Directors fees                                                                5,150
    Dividends on securities sold short                                           33,000
    Other expenses                                                              606,400
                                                                            -----------

            Total expenses                                                   12,822,516
                                                                            -----------

            Net investment income                                            13,772,445
                                                                            -----------

Realized and unrealized gain on investments:
    Net realized gain on securities                           $39,847,248
    Net realized gain on options written                          312,953
    Net realized gain on securities sold short                  1,800,609
                                                              -----------
            Net realized gain                                                41,960,810
                                                                            -----------
            Net unrealized appreciation of investments                       42,287,974
                                                                            -----------

            Net realized and unrealized gain on investments                  84,248,784
                                                                            -----------

            Net increase in net assets resulting from
             operations                                                     $98,021,229
                                                                            ===========

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               SEPT. 30, 1999      YEAR ENDED
                                                                (UNAUDITED)      MARCH 31, 1999
                                                              ----------------   ---------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                  $   13,772,445    $   12,109,837
        Net realized gain                                          41,960,810        83,334,331
        Net unrealized appreciation                                42,287,974        90,647,280
                                                               --------------    --------------

            Net increase in net assets resulting from
             operations                                            98,021,229       186,091,448
                                                               --------------    --------------

Distributions to shareholders from:
    Net investment income                                          (4,341,093)       (6,752,686)
    Net realized gain                                             (46,239,217)      (70,722,258)
                                                               --------------    --------------

        Total distributions                                       (50,580,310)      (77,474,944)
                                                               --------------    --------------

Capital share transactions (note 4):
    Proceeds from sales                                           883,527,985     1,385,279,195
    Payments for redemptions                                     (324,761,571)     (324,158,069)
    Reinvestment of distributions                                  47,244,163        73,017,382
                                                               --------------    --------------

        Total increase from capital share transactions            606,010,577     1,134,138,508
                                                               --------------    --------------

        Total increase in net assets                              653,451,496     1,242,755,012
                                                               --------------    --------------

Net assets:
    Beginning of period                                         1,691,031,497       448,276,485
                                                               --------------    --------------

    End of period                                              $2,344,482,993    $1,691,031,497
                                                               ==============    ==============

                See accompanying notes to financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                              FINANCIAL HIGHLIGHTS

   The following information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

                                       SIX MONTHS ENDED                    YEAR ENDED MARCH 31,
                                        SEPT. 30, 1999    ------------------------------------------------------
                                         (UNAUDITED)         1999        1998       1997       1996       1995
                                       ----------------   ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD:     $    31.02      $    29.31   $  20.99   $  19.46   $  15.55   $  15.68
                                          ----------      ----------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                         0.16            0.27       0.22       0.18       0.16       0.15
  Net gains or losses on securities
   (realized and unrealized)                    1.74            4.62      11.02       2.58       5.25       0.45
                                          ----------      ----------   --------   --------   --------   --------
  Total from investment operations              1.90            4.89      11.24       2.76       5.41       0.60
                                          ----------      ----------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                      (0.07)          (0.17)     (0.31)     (0.13)     (0.42)        --
  Distributions from realized gains            (0.70)          (3.01)     (2.61)     (1.10)     (1.08)     (0.73)
                                          ----------      ----------   --------   --------   --------   --------
  Total distributions                          (0.77)          (3.18)     (2.92)     (1.23)     (1.50)     (0.73)
                                          ----------      ----------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD            $    32.15      $    31.02   $  29.31   $  20.99   $  19.46   $  15.55
                                          ==========      ==========   ========   ========   ========   ========

TOTAL RETURN                                    6.1%           18.0%      58.8%      14.3%      35.9%       4.1%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)        $2,344,483      $1,691,031   $448,276   $275,597   $170,509   $118,776
  Ratio of expenses to average net
   assets                                      1.19%*          1.26%      1.27%      1.29%      1.35%      1.42%
  Ratio of net investment income to
   average net assets                          1.28%*          1.35%      0.87%      0.93%      0.91%      1.06%
  Portfolio turnover rate                        15%             36%        39%        39%        40%        28%

*Annualized

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1999, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the "Fund").

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended September 30, 1999.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended
    September 30, 1999, the fee was calculated at an average annual rate of .13% of the Fund's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Fund shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 1999         YEAR ENDED
                                                        (UNAUDITED)          MARCH 31, 1999
                                                    -------------------      ---------------
Transactions in shares:
  Shares issued...................................      26,916,095              47,995,546
  Shares redeemed.................................      (9,960,827)            (11,332,079)
  Reinvested dividends............................       1,436,866               2,566,143
                                                        ----------             -----------
    Net increase..................................      18,392,134              39,229,610
                                                        ==========             ===========

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $1,003,872,693 and $234,437,131 respectively. The cost of investments for Federal income tax purposes is $2,079,202,314. At September 30, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $447,083,497 and $164,650,054, respectively.

    Transactions relating to covered call options during the six months ended September 30, 1999, are summarized as follows:

                                                            NUMBER OF
                                                             OPTIONS        PREMIUM
                                                            ---------      ----------
Options written, beginning of period......................   259,500       $1,327,088
Options split, during the period..........................    32,500                0
Options written, during the period........................    75,000          696,164
Options expired, during the period........................   (70,000)        (349,379)
Options exercised, during the period......................  (162,000)        (776,559)
Options closed, during the period.........................  (135,000)        (897,314)
                                                            --------       ----------
Options outstanding, end of period........................         0       $        0
                                                            ========       ==========

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Company's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Company's holdings in the securities of such issuers is set forth below:

                                              NUMBER OF
                                             SHARES HELD         VALUE         DIVIDEND       REALIZED
NAME OF ISSUER                             SEPT. 30, 1999    SEPT. 30, 1999     INCOME     GAINS/(LOSSES)
-----------------------------------------  ---------------   --------------   ----------   --------------
Capital Automotive REIT..................     1,571,500       $ 19,447,312    $  936,309      $      0
Data Transmission Network Corp...........     1,055,600         26,324,025             0             0
First Place Financial Corp...............       646,000          7,348,250        48,450             0
Fortress Investment Corp.................     1,287,980         21,895,660       643,990             0
Hanover Capital Mortgage Holdings Inc....       301,300          1,205,200        90,390             0
Imperial Credit Industries, Inc..........     2,835,500         12,405,312             0             0
Insurance Auto Auctions, Inc.............       645,100          9,595,863             0             0
LabOne, Inc..............................       622,350          5,834,531       231,213         4,548
Long Beach Financial Corp................     2,252,000         35,750,500             0             0
NovaStar Financial, Inc..................       475,000          1,662,500             0             0
NovaStar Financial, Inc. Warrants,
 Expiring 2/03/01........................       350,000             43,750             0             0
NovaStar Financial, Inc. 7% Pfd. Class B
 Cumulative..............................     2,100,000         14,700,000       274,400             0
The PMI Group, Inc.......................     1,541,850         63,023,119       113,069             0
Redwood Trust, Inc.......................     1,198,117         15,500,639             0             0
Resource Bancshares Mtg. Grp., Inc.......     1,380,400          6,858,862       303,688             0
South Jersey Financial Corp., Inc........       220,000          3,176,250             0       219,973
                                                              ------------    ----------      --------
Totals...................................                     $244,771,773    $2,641,509      $224,521
                                                              ============    ==========      ========

                            WEITZ SERIES FUND, INC.
                                WEITZ VALUE FUND

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds, has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced its entire network within the past two years. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. Because of recent growth and the need for certain increased efficiencies and technological capabilities, Weitz has recently changed some of its third party service providers. This process has involved obtaining assurances about the Year 2000 readiness of the new providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

                            WEITZ SERIES FUND, INC.
                                WEITZ VALUE FUND

                       CHANGE IN INDEPENDENT ACCOUNTANTS

      On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers, LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On July 30, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

         WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

    BOARD OF DIRECTORS
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

    OFFICERS
     Wallace R. Weitz, President
     Mary K. Beerling,
     Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

    INVESTMENT ADVISER
      Wallace R. Weitz & Company

    DISTRIBUTOR
     Weitz Securities, Inc.

    CUSTODIAN
     Norwest Bank Minnesota, N.A.

    TRANSFER AGENT AND DIVIDEND PAYING
    AGENT
     Wallace R. Weitz & Company

    SUB-TRANSFER AGENT
     National Financial Data Services,
     Inc.

    This report has been prepared
    for the information of
    shareholders of Weitz
    Series Fund, Inc. -- Value
    Fund. For more detailed
    information about the Fund,
    its investment objectives,
    management, fees and expenses,
    please see a current
    prospectus. This report is not
    authorized for distribution to
    prospective investors unless
    preceded or accompanied by a
    current prospectus.

      510230